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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGES ACT OF 1934


                                FEBRUARY 24, 1998
                Date of Report (Date of earliest event reported)



                               THOMAS GROUP, INC.
             (Exact name of registrant as specified in its charter)







                       DELAWARE                                                             72-0843540
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

5215 NORTH O'CONNOR BOULEVARD, SUITE 2500, IRVING, TEXAS                                    75039-3714
(Address of principal executive offices)                                                    (Zip Code)

                    (972) 869-3400
(Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

The company has recently issued a press release that describes (a) an update to earnings estimates for the quarter and year ended December 31, 1997, and (b) the repurchase of common shares from Philip R. Thomas, Chairman and Chief Executive Officer, in exchange for cash and forgiveness of outstanding debt to the company.

See the press release attached as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibit

              99.1 Press Release dated February 24, 1998 regarding 1997 earnings estimates and stock repurchase.



                                   Signatures


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                        Thomas Group, Inc.

Date:  February 25, 1998                             By:  /s/ Alexander W. Young
                                                     ---------------------------
                                                              Alexander W. Young
                                           President and Chief Operating Officer



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                                  EXHIBIT INDEX




99.1 Press Release dated February 24, 1998 regarding 1997 earnings estimates and stock repurchase.